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                                                                    Exhibit 23.4









The Board of Directors of
  Durango Paper Company:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                        /s/ KPMG LLP
                                                        -----------------------
                                                        KPMG LLP



August 29, 2001